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                                                                Exhibit 10.1(a)

      CO-INVESTMENT AGREEMENT, dated as of __________________, 1997, among Mentus Media Corp., a Delaware corporation (the "Company"), and the individuals executing a counterpart of this Agreement and listed on Schedule A attached hereto (the "New Purchasers").

      WHEREAS, pursuant to the terms of a Stock Purchase Agreement, dated as of August 29, 1997 (the "Stock Purchase Agreement"), 21st Century Communications Partners, L.P, a Delaware limited partnership, 21st Century Communications T-E Partners, L.P., a Delaware limited partnership, 21st Century Communications Foreign Partners, L.P., a Delaware limited partnership, and Pulitzer Publishing Company (collectively, the "Initial Purchasers" and together with the New Purchasers, the "Purchasers") acquired from the Company shares (the "Original Preferred Shares") of the Company's Series C Senior Cumulative Compounding Convertible Redeemable Preferred Stock, par value $1.00 per share (the "Series C Preferred Stock").

      WHEREAS, the Company and the Purchasers have agreed that the New Purchasers will acquire shares of the Series C Preferred Stock upon the terms and conditions set forth herein, which terms and conditions are intended to be substantially similar to the terms and conditions of the purchase of the Original Preferred Shares by the Initial Purchasers under the Stock Purchase Agreement and the other documents and agreements contemplated thereby and executed and delivered in connection therewith (the "Original Transaction Documents").

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Sale and Purchase of Securities. On the terms and conditions hereof, the Company agrees to issue and sell to each New Purchaser, and each New Purchaser agrees to purchase from the Company, the number of shares of Series C Preferred Stock at the total purchase price set forth opposite such New Purchaser's name on Schedule A. This Agreement shall be binding on a New Purchaser when an executed copy of this Agreement, with Schedule A completed as to such New Purchaser, is delivered to the Company.

2. Delivery of Securities; Payment of Purchase Price. Delivery of the Series C Preferred Stock purchased by the New Purchasers pursuant to this Agreement is being made at a Closing to be held simultaneously upon execution and delivery of this Agreement (the "Closing") at the offices of Baker & Botts, L.L.P., 599 Lexington Avenue, New York, New York 10022, by the Company delivering to each
New Purchaser, against payment of the purchase price therefor, a stock certificate or certificates representing the number of shares of Series C Preferred Stock purchased by such New Purchaser, as set forth on Schedule A.
Each such certificate shall be dated the date hereof and registered in the name of the appropriate New Purchaser. Payment by the New Purchasers hereunder has been made by wire transfer (to the account of the Company previously designated by it in writing) and the Company hereby acknowledges receipt from the New Purchasers of payment in full. Any tax on the issuance of the Series C Preferred Stock (or any portion thereof) has been or will be paid by the Company.
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3. Applicability of the Stock Purchase Agreement to the Transaction Provided for
Herein.

      (a) The Incorporated Representations (as defined below) are hereby incorporated by reference into this Agreement with the same force and effect as if each thereof (together, subject to Section 3(d) below, with the definitions of all terms used therein which are defined in the Stock Purchase Agreement) were set forth at length herein and made directly by the Company to the New Purchasers on and as of the date hereof. The Company hereby represents and warrants to the New Purchasers that each of the Incorporated Representations is true and correct on and as of the date hereof, except for such changes as have occurred between the date of the Stock Purchase Agreement and the date hereof, which changes have been disclosed to the New Investors in writing and which the Company represents and warrants do not have a material adverse affect on the business, condition or affairs of the Company. For purposes of this Agreement, the term "Incorporated Representations" means each and every representation or warranty made by the Company to the Initial Investors in Section 3 of the Stock Purchase Agreement, except that, for purposes of this Agreement, (i) references in the Stock Purchase Agreement to Schedule 2.1, 3.4.3, 3.12.1, 3.19 or 3.22.1 shall be deemed to be references to Schedule A, 3.4.3, 3.12.1, 3.19 or 3.22.1 attached to this Agreement, respectively, (ii) Sections 3.3, 3.4.1 and 3.31 are revised to read as set forth on Exhibit B hereto; and (iii) Section 3.4.2 shall be deleted.

      (b) The New Purchasers hereby represent and warrant, severally and not jointly, to the Company that the warranties and representations made to the Company by each of the Initial Purchasers in Section 4 of the Stock Purchase Agreement and in the Purchaser Questionnaire delivered with this Agreement, are true and correct with respect to each New Purchaser, individually, on the date hereof.

      (c) The provisions of Sections 5, 6, 7 and 8 of the Stock Purchase Agreement shall be deemed incorporated herein by reference, provided, however, that for purposes of this Agreement, (i) references to the "Investors" under Sections 5, 6, 7 and 8 in the Stock Purchase Agreement shall be deemed for purposes of this Section 3(c) of this Agreement to refer to the New Purchasers hereunder, (ii) Section 8.4.1 of the Stock Purchase Agreement is not incorporated herein, and (iii) references to Schedule 2.1 contained in the Stock Purchase Agreement shall be deemed to be references to Schedule A attached hereto. The Company covenants to and agrees with the New Purchasers that the Company shall comply with each of such incorporated provisions, with the same force and effect as if each of such covenants (together, subject to Section 3(d) below, with the definitions of all terms used therein which are defined in the Stock Purchase Agreement) were set forth at length herein and made directly by the Company to the New Purchasers on and as of the date hereof.

      (d) The parties agree that except as may be otherwise specifically provided herein, words and phrases contained or incorporated herein shall be given the same meaning as are
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                                                                               3


provided for in the Stock Purchase Agreement; provided, however, that for purposes of thisAgreement (i) references to the "Investors" in the Stock Purchase Agreement shall be deemed for purposes of this Agreement to refer to the New Purchasers hereunder, (ii) references to "Initial Investors" in Section
3.4.3 of the Stock Purchase Agreement shall be deemed for purposes of this Agreement to refer to the New Purchasers hereunder, (iii) references to "Investor's Shares" in the Stock Purchase Agreement shall be deemed for purposes of this Agreement to refer to shares of Series C Preferred Stock sold and purchased hereunder, and (iv) references to the "Transaction Documents" in the Stock Purchase Agreement shall be deemed for purposes of this Agreement to refer to not only the Transaction Documents listed in Section 1.1 of the Stock Purchase Agreement but also to this Agreement and the other agreements and documents executed in connection herewith.

      (e) The New Purchasers hereby acknowledge that the transactions identified in the Stock Purchase Agreement as "Concurrent Transactions" have been consummated in a manner satisfactory to the New Purchasers, and that Section 2.5 of the Stock Purchase Agreement is not applicable to, and is not incorporated as part of, this Agreement.

4. Admission of New Purchasers as Parties to the Stockholders' Agreement. Each of the New Purchasers hereby agrees to become, effective as of the date hereof, a party to and an "Initial Investor" and "Investor" under the Stockholders' Agreement, dated September 25, 1996, by and among the Company, the Initial Purchasers and certain other stockholders of the Company, as amended, and to be bound by the terms and provisions thereof.

5. Admission of New Purchasers as Parties to the Preemptive Rights Agreement. Each of the New Purchasers hereby agrees to become, effective as of the date hereof, a party to and an "Initial Investor" and "Investor" under the Preemptive Rights Agreement, dated as of September 25, 1996, among the Company and the Initial Purchasers, as amended, and to be bound by the terms and provisions thereof.

6. Admission of New Purchasers as Parties to the Registration Rights Agreement. Each of the New Purchasers hereby agrees to become, effective as of the date hereof, a party to and an "Initial Investor" and "Investor" under the Registration Rights Agreement, dated September 25, 1996, by and among the Company, the Initial Purchasers and certain other stockholders of the Company, as amended, and to be bound by the terms and provisions thereof. All shares of Common Stock which are issued or are or shall become issuable upon conversion of any shares of Series C Preferred Stock purchased pursuant to this agreement shall be "Registrable Shares" under such Registration Rights Agreement. Each of the New Purchasers agrees with the Company that, notwithstanding any provision of such Registration Rights Agreement, no New Purchaser may give a "Demand Notice" as an "Initiating Investor" under Section 2.1 of such Registration Rights Agreement (as such quoted terms are defined therein) unless all New Purchasers
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collectively give such Demand Notice with respect to all Registrable Shares (as defined therein) then held by all of the New Purchasers, and that this sentence shall be binding upon any Person succeeding to ownership of any such Registrable Shares and New Purchaser's rights under the Registration Rights Agreement according to the terms thereof, other than any Person who, prior to the date of such succession, was an "Initial Investor" under such Registration Rights Agreement, but was not a New Purchaser.

7. Counterparts and Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement. This Agreement may be executed by facsimile signatures.

                        [Signatures appear on next page]
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      IN WITNESS WHEREOF, the parties have executed this Co-Investment Agreement as of the date first above written.



                                    MENTUS MEDIA CORP.


                                    By:  ______________________________
_____________________________             Name:________________________
_____________________________            Title:________________________
_____________________________

                                    NEW PURCHASER


                                    ______________________________________

                                    ______________________________________
                                    (print name)